UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 13, 2022

Date of Report (date of earliest event reported)

Parabellum Acquisition Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-40845	86-2219674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3811 Turtle Creek Blvd.,Suite 2125

Dallas, TX 75219

(Address of principal executive offices)

(972) 591-8349

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and three-quarters of one redeemable warrant	PRBM.U	The New York Stock Exchange
Shares of Class A common stock, $0.0001 par value	PRBM	The New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	PRBM.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 14, 2022, Parabellum Acquisition Corp., a Delaware corporation (“Parabellum”), announced that it executed a Business Combination Agreement (the “Business Combination Agreement”), dated as of November 13, 2022, with EnOcean GmbH, a German private limited company incorporated under the laws of Germany (“EnOcean”), EnOcean Holdings B.V., a private company with limited liability incorporated under the Laws of the Netherlands and formed by certain shareholders of EnOcean (“Holdco”) and Artemis Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Holdco (“Merger Sub”) (the transactions contemplated by the Business Combination Agreement, the “Business Combination”). This Current Report on Form 8-K (this “Current Report”) provides a summary of the Business Combination Agreement and the other agreements entered into (and certain agreements to be entered into) in connection with the Business Combination. The descriptions of these agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of such agreements or the forms thereof, as applicable, copies of which are filed as Exhibits 2.1, 10.1 and 10.2 hereto and are incorporated by reference herein.

Business Combination Agreement

The below description of the Business Combination Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the actual agreement, a copy of which is filed with this Current Report as Exhibit 2.1, and the terms of which are incorporated herein by reference. Capitalized terms used but not otherwise defined herein will have the meanings given to them in the Business Combination Agreement. The Business Combination Agreement has been attached to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Parabellum, EnOcean, Holdco or Merger Sub. In particular, the assertions embodied in the representations and warranties by Parabellum, EnOcean, Holdco and Merger Sub contained in the Business Combination Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Business Combination Agreement are not necessarily characterizations of the actual state of facts about Parabellum, EnOcean, Holdco or Merger Sub at the time they were made or otherwise and should only be read in conjunction with the other information that Parabellum makes publicly available in reports, statements and other documents filed with the U.S. Securities and Exchange Commission (the “SEC”).

The Merger

Pursuant to the terms of the Business Combination Agreement, Merger Sub will merge with and into Parabellum (the “Merger”), with Parabellum as the surviving company in the Merger (the “Surviving Corporation”), and after giving effect to the Merger, the Surviving Corporation will be a wholly owned subsidiary of Holdco.

Immediately prior to the Merger, Parabellum’s Class B common stock (“Parabellum Class B Common Stock”) will automatically convert into Class A common stock, par value $0.0001 per share (“Parabellum Class A Common Stock”).

At the effective time of the Merger (the “Merger Effective Time”), each issued and outstanding share of Parabellum Class A Common Stock (other than Parabellum common stock owned by Parabellum as treasury stock (collectively, the “Excluded Shares”)) will be automatically cancelled and extinguished and exchanged for one share of common stock, $0.0001 per share, in the Surviving Corporation (“Surviving Corporation Common Stock”) that is held in the account of a bank or trust company designated by Parabellum (the “Exchange Agent”), solely for the benefit of the holder of such share of Parabellum Class A Common Stock as of immediately prior to the Merger Effective Time. In accordance with the provisions of Section 2:94b of the Dutch Civil Code (Burgerlijk Wetboek), the Exchange Agent will contribute and transfer on behalf of such Parabellum stockholders to Holdco, as a contribution in kind (inbreng op aandelen anders dan in geld) each share of the Surviving Corporation Common Stock that were issued to the Exchange Agent solely for the account and benefit of such Parabellum stockholders, and, in consideration of this contribution in kind, Holdco will issue (uitgeven) to the Exchange Agent for the account and benefit of such Parabellum stockholders one ordinary share of Holdco with a nominal value of €0.16 per share (each a “Holdco Ordinary Share”) in respect of each share of the Surviving Corporation Common Stock so contributed, (such issuance, together with the Merger, the “Holdco-Parabellum Business Combination”). From and after the Merger Effective Time, the holder(s) of certificates, if any, evidencing ownership of Parabellum common stock or Parabellum common stock held in book-entry form issued and outstanding immediately prior to the Merger Effective Time will cease to have any rights with respect to such shares except as otherwise provided for herein or under applicable Law.

Further, each warrant to purchase shares of Parabellum Class A Common Stock (“Parabellum Warrant”) that is outstanding immediately prior to the Merger Effective Time will be converted into a warrant that is exercisable for an equivalent number of Holdco Ordinary Shares on the same contractual terms and conditions as were in effect with respect to such Parabellum Warrant immediately prior to the effective time under the terms of the Warrant Agreement, dated September 27, 2021, by and between Parabellum and Continental Stock Transfer & Trust Company (the “Warrant Agent”) (the “Existing Warrant Agreement”), in each case, on the terms and subject to the conditions set forth in the Business Combination Agreement (the “Holdco Warrants”).

The Exchange

At the Closing (as defined below), prior to giving effect to the Holdco-Parabellum Business Combination, pursuant to the Shareholder Undertaking (as defined below), and in accordance with the provisions of Section 2:204b of the Dutch Civil Code (Burgerlijk Wetboek), each holder (a “Company Shareholder”) of the ordinary shares of EnOcean (the “Company Ordinary Shares”) as of immediately prior to the Closing, will contribute each Company Ordinary Share held to Holdco, in exchange for the Company Per Share Consideration (as defined below) and, subject to vesting and forfeiture conditions described below, the Earnout Shares (as defined below) by, among other things, entering with Holdco into (i) a German Share Transfer Deed in a form and substance reasonably satisfactory to Parabellum, pursuant to which each Company Shareholder will contribute, assign and transfer to Holdco the Company Ordinary Shares owned by such Company Shareholder and (ii) a Dutch Deed of Issue, under which each Company Ordinary Share issued and outstanding as of immediately prior to the Closing will be exchanged for such number of Holdco Ordinary Shares equal to the Company Per Share Consideration (the “Exchange”). The “Company Per Share Consideration” means, with respect to each Company Ordinary Share, a number of Holdco Ordinary Shares equal to the Exchange Ratio. The “Exchange Ratio” means (i)(a) $120,000,000 divided by (b) the Fully-Diluted Company Shares, divided by (ii) $10.00. The “Fully-Diluted Company Shares” means an amount equal to, without duplication, (i) the aggregate number of shares of Company Ordinary Shares that are issued and outstanding as of immediately prior to the Exchange on a fully-diluted basis plus (ii) the aggregate number of shares of Company Ordinary Shares issuable upon the full exercise, exchange or conversion of all options to purchase shares of Company Ordinary Shares that are outstanding as of immediately prior to the Merger Effective Time (the “Company Options”) that are outstanding as of immediately prior to the Exchange, calculated with respect to Company Options outstanding prior to the date of the Business Combination Agreement or issued on or after the date of the Business Combination Agreement and prior to Closing under the stock option plans of EnOcean, using the treasury stock method.

Each Company Option that is outstanding immediately prior to the Exchange will become fully vested immediately prior to the Closing and will be converted at the Exchange into a fully vested option to purchase a number of shares of the applicable class of Holdco Ordinary Shares (such option, a “Holdco Option”) equal to the product (rounded down to the nearest whole number) of (x) the number of shares of the applicable class of Company Ordinary Shares subject to such Company Option immediately prior to the Exchange and (y) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (A) the exercise price per share of such Company Option immediately prior to the Exchange divided by (B) the Exchange Ratio; provided, however, that the exercise price and the number of shares of the applicable class of Holdco Ordinary Shares underlying the Holdco Options will be determined in a manner consistent with the requirements of Section 409A and 424 of the U.S. Internal Revenue Code of 1986, as amended.

Following the Exchange and prior to the Merger Effective Time, the legal form of Holdco will (i) be changed from a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) to a public limited liability company (naamloze vennootschap), whereby Holdco and (ii) amend and restate the organizational documents of Holdco.

The Earnout Shares

After the Closing, the pre-closing Company Shareholders, including holders of any Company Option which will be converted into Holdco Options, (the “Shareholder Earnout Group”), will have the contingent right to receive additional Holdco Ordinary Shares within five business days after the occurrence of a Share Price Trigger (as defined below). Holdco will issue or caused to be issued an aggregate number of Holdco Ordinary Shares equal to 15% of the total number of Holdco Ordinary Shares outstanding immediately after the Merger Effective Time to the Shareholder Earnout Group with respect to each trigger event, as such Holdco Ordinary Shares may be adjusted for any stock split, reverse stock split, recapitalization, reclassification, reorganization, exchange, subdivision or combination (the “Earnout Shares”). The Earnout Shares will be allocated on a pro rata basis among the Shareholder Earnout Group. The Earnout Shares will be released and delivered to the Shareholder Earnout Group as follows:

(i)       30% of the Earnout Shares will be issued by Holdco to the members of the Shareholder Earnout Group on a pro rata basis if, on or prior to the fifth anniversary of the Closing, the VWAP (as defined below) of the Holdco Ordinary Shares equals or exceeds $12.50 per share for twenty of any thirty consecutive trading days commencing after the Closing on the New York Stock Exchange (the “NYSE”), NYSE American stock exchange or Nasdaq stock exchange, as applicable (the “First Share Price Trigger”);

(ii)       30% of the Earnout Shares will be issued by Holdco to the members of the Shareholder Earnout Group on a pro rata basis if, on or prior to the fifth anniversary of the Closing, the VWAP of shares of Holdco Ordinary Shares equals or exceeds $15.00 per share for twenty of any thirty consecutive trading days commencing after the Closing on the NYSE, NYSE American stock exchange or Nasdaq stock exchange, as applicable (the “Second Share Price Trigger”);

(iii)      40% of the Earnout Shares will be issued by Holdco to the members of the Shareholder Earnout Group on a pro rata basis if, on or prior to the fifth anniversary of the Closing, the VWAP of shares of Holdco Ordinary Shares equals or exceeds $17.50 per share for twenty of any thirty consecutive trading days commencing after the Closing on Nasdaq, the NYSE, NYSE American stock exchange or Nasdaq stock exchange, as applicable (the “Third Share Price Trigger” and, collectively with the First Share Price Trigger and the Second Share Price Trigger, the “Share Price Triggers”); and

(iv)     if the conditions set forth in (i), (ii), or (iii) above have not been satisfied following the fifth anniversary of the Closing, any Earnout Shares remaining will be automatically cancelled and the members of the Shareholder Earnout Group not to have any right to receive such Earnout Shares or any benefit therefrom.

The Shareholder Earnout Group with respect to any Share Price Trigger will be entitled to receive Earnout Shares upon the occurrence of each applicable Share Price Trigger.

“VWAP” means, for any security as of any date(s), the dollar volume-weighted average price for such security on the principal securities exchange or securities market on which such security is then traded during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by OTC Markets Group Inc. If the VWAP cannot be calculated for such security on such date(s) on any of the foregoing bases, the VWAP of such security on such date(s) will be the fair market value per share on such date(s) as reasonably determined in good faith by a majority of the disinterested independent directors of the board of directors (or equivalent governing body) of Holdco at such time. The VWAP targets for the Holdco Ordinary Shares to achieve a Share Price Trigger and the number of shares of Holdco Ordinary Shares to be issued as Earnout Shares will be equitably adjusted for any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, or any similar event affecting the Holdco Ordinary Shares after the date of the Business Combination Agreement. Any fractional Earnout Shares that would otherwise be issuable to any member of the Shareholder Earnout Group will be rounded down to a whole share of Holdco Ordinary Share.

In the event that there is an agreement with respect to (a) any person or any group of persons acting together which would constitute a “group” for purposes of Section 13(d) of the Exchange Act or any successor provisions thereto is or becomes the beneficial owner, directly or indirectly, of securities of Holdco representing more than 50% of the combined voting power of Holdco’s then outstanding voting securities, (b) there is consummated a merger or consolidation of Holdco with any other corporation or other entity, and, immediately after the consummation of such merger or consolidation, either (x) Holdco’s board of directors immediately prior to the merger or consolidation does not constitute at least a majority of the board of directors of the company surviving the merger or, if the surviving company is a subsidiary, the ultimate parent thereof, or (y) the voting securities of Holdco immediately prior to such merger or consolidation do not continue to represent or are not converted into more than 50% of the combined voting power of the then outstanding voting securities of the person resulting from such merger or consolidation or, if the surviving company is a subsidiary, the ultimate parent thereof, or (c) the shareholders of Holdco approve a plan of complete liquidation or dissolution of Holdco or there is a consummated agreement or series of related agreements for the sale, lease or other disposition, directly or indirectly, by Holdco of all or substantially all of the assets of Holdco and its subsidiaries, taken as a whole, other than such sale or other disposition by Holdco of all or substantially all of the assets of Holdco, its subsidiaries, taken as a whole, to an entity at least fifty percent 50% of the combined voting power of the voting securities of which are owned by shareholders of Holdco in substantially the same proportions as their ownership of Holdco immediately prior to such sale (a “Holdco Sale”), entered into after the Closing and prior to the date that is five years following the Closing, then (i) if the per share value of the consideration to be received by the holders of Holdco Ordinary Shares in such Holdco Sale equals or exceeds the First Share Price Trigger and the First Share Price Trigger has not been previously achieved, then the First Share Price Trigger will be deemed to have been achieved, (ii) if the per share value of the consideration to be received by the holders of the Holdco Ordinary Shares in such Holdco Sale equals or exceeds the Second Share Price Trigger and the Second Share Price Trigger has not been previously achieved, then the Second Share Price Trigger will be deemed to have been achieved, and (iii) if the per share value of the consideration to be received by the holders of the Holdco Ordinary Shares in such Holdco Sale equals or exceeds the Third Share Price Trigger and the Third Share Price Trigger has not been previously achieved, then the Third Share Price Trigger will be deemed to have been achieved, and Holdco will issue the applicable amount of Earnout Shares on the date prior to the closing of such Holdco Sale (in each case, to the extent such Earnout Shares have not previously been issued); provided, that, if the consideration to be received by the holders of Holdco Ordinary Shares in such Holdco Sale includes non-cash consideration, the value of such consideration will be determined in good faith by the board of directors of Holdco.

The Closing

The closing of the Business Combination (the “Closing”) will occur as promptly as practicable, but in no event later than three Business Days, after the satisfaction or, if permissible, waiver of the conditions set forth in the Business Combination Agreement.

Proxy Statement

As promptly as practicable, after the date of the Business Combination Agreement and receipt of the audited consolidated financial statements of EnOcean and its subsidiaries for the twelve month periods ended September 30, 2021, and September 30, 2022 audited or reviewed, as applicable, in accordance with the auditing standards of the PCAOB, (i) Holdco, EnOcean and Parabellum will prepare and file with the SEC a proxy statement (as amended or supplemented from time to time, the “Proxy Statement”) to be sent to the Parabellum stockholders relating to a stockholders’ meeting of Parabellum to be held to consider approval and adoption of (a) the Business Combination Agreement and the Merger, (b) any other proposals as either the SEC or the NYSE may indicate are necessary, and (c) any other proposals the parties deem necessary to effectuate the Business Combination, and (ii) Holdco will file with the SEC a registration statement on Form F-4 (the “F-4 Registration Statement”), in which the Proxy Statement will be included as a prospectus, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Holdco Ordinary Shares and Holdco Warrants to be issued in the Merger.

Stock Exchange Listing

Pursuant to the terms of the Business Combination Agreement, EnOcean, Holdco and Parabellum are required to use their respective reasonable best efforts to cause the Holdco Ordinary Shares to be issued in connection with the Business Combination to be approved for listing on the NYSE, NYSE American stock exchange, or Nasdaq stock exchange as promptly as practicable after the date of the Business Combination Agreement, and in any event prior to the Closing.

Name Change

Upon the Closing of the Business Combination, Holdco will be renamed to a new name, to be mutually agreed to by Parabellum and the EnOcean.

Transaction Expenses

The fees, expenses and disbursements incurred by or on behalf of Parabellum for underwriters, outside counsel, agents, advisors, consultants, experts, financial advisors and other service providers engaged by or on behalf of Parabellum in connection with the Business Combination (the “Outstanding Parabellum Transaction Expenses”) plus any deferred underwriting fees required to be paid by or on behalf of Parabellum will not exceed $12,500,000. If the sum of the Outstanding Parabellum Transaction Expenses and the deferred underwriting fees required to be paid by or on behalf of Parabellum exceeds $12,500,000, the sponsor of Parabellum, Parabellum Acquisition Partners, LLC (“Sponsor”), will pay such excess amount to Holdco at the Closing.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (a) organization and qualification, subsidiaries, (b) company organizational documents and books and records, (c) capitalization, (d) insolvency, (e) authority relative to the agreement, (f) no conflicts, required filings and consents, (g) permits, compliance, (h) financial statements, (i) absence of changes, (j) absence of litigation, (k) employee benefit plans, (l) labor and employment matters, (m) real property, title of assets, (n) intellectual property, (o) customers and suppliers, (p) taxes, (q) environmental matters, (r) material contracts, (s) international trade laws, (t) insurance, (u) anti-corruption laws, (v) related party transactions, (w) exchange act, (x) brokers, (y) exclusivity.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to the operation of their respective businesses prior to the consummation of the Business Combination and efforts to satisfy the conditions to consummation of the Business Combination. The Business Combination Agreement also contains additional covenants of the parties, including, among others, covenants providing for Parabellum and EnOcean to use their reasonable best efforts to obtain all permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and parties to contracts with EnOcean and its subsidiaries as set forth in the Business Combination Agreement necessary for the consummation of the Business Combination and to fulfill the conditions to the Merger.

Incentive Plans

In connection with the Merger, the parties will cooperate to establish, prior to the Closing an equity incentive award plan (the “Holdco Equity Plan”) for Holdco with an award pool of Holdco Ordinary Shares equal to (i)  10% of the fully diluted shares of Holdco outstanding as of immediately after the Merger Effective Time (rounded up to the nearest whole share), which plan will include an “evergreen” provision pursuant to which such award pool will automatically increase on each January 1st that occurs within the ten year period following shareholder approval of such plan by an amount equal to 5% of the shares of Holdco Ordinary Shares outstanding as of 12:01 a.m. (Pacific Time) on such date, and which plan will be effective at and after the Closing.

EnOcean Exclusivity Restrictions

Pursuant to the terms of the Business Combination Agreement, from the date of the Business Combination Agreement to the Closing or, if earlier, the termination of the Business Combination Agreement in accordance with its terms, EnOcean has agreed, among other things, not to, directly or indirectly, (i) enter into, solicit, initiate or continue any discussions or negotiations with, or encourage or respond to any inquiries or proposals by, or participate in any negotiations with, or provide any information to, or otherwise cooperate in any way with, any person or other entity concerning the potential acquisition of all or substantially all of the equity interests or assets of EnOcean, whether by merger, sale of stock, sale of assets, business combination or otherwise (an “Alternative Transaction”), (ii) enter into any agreement regarding, continue or otherwise participate in any discussions regarding, or furnish to any person any information with respect to, or cooperate in any way that would otherwise reasonably be expected to lead to, any Alternative Transaction or (iii) commence, continue or renew any due diligence investigation regarding any Alternative Transaction.

Parabellum Exclusivity Restrictions

Pursuant to the terms of the Business Combination Agreement, from the date of the Business Combination Agreement to the Merger Effective Time or, if earlier, the termination of the Business Combination Agreement in accordance with its terms, Parabellum has agreed among other things, not to take, whether directly or indirectly, any action to solicit, initiate, continue or engage in discussions or negotiations with, or enter into any agreement with, or encourage, respond, provide information to or commence due diligence with respect to, any person (other than EnOcean, its shareholders and/or any of their affiliates or representatives), concerning, relating to or which is intended or is reasonably likely to give rise to or result in, any offer, inquiry, proposal or indication of interest, written or oral relating to any business combination transaction other than with EnOcean, its subsidiaries, their shareholders and their respective affiliates and representatives.

PIPE Investment and Secondary Sale

Following the date of the Business Combination Agreement, Holdco may enter into agreements with investors (the “PIPE Investors”) for the subscription for Holdco Ordinary Shares, convertible promissory notes or other securities or any combination thereof to be subscribed for pursuant to the terms of one or more subscription agreements with terms acceptable to EnOcean and Parabellum (all such subscription agreements, collectively the “PIPE Subscription Agreements”)with the PIPE Investors or additional investors reasonably acceptable to EnOcean (which approval will not be unreasonably withheld) on terms mutually agreeable to EnOcean and Parabellum (each acting reasonably and in good faith), provided that, unless otherwise agreed to, the aggregate gross proceeds under the PIPE Subscription Agreements will not exceed $40,000,000 (the “PIPE Investment Amount”), provided further that, such PIPE Investment Amount will be increased to account for any fees paid by EnOcean, Holdco or Parabellum in connection with the negotiation, execution and/or consummation of the PIPE Investment Amount. In connection with Holdco seeking a PIPE Investment, Parabellum, Holdco and EnOcean will cooperate with each other in connection with such PIPE Investment and use their respective commercially reasonable efforts to cause such PIPE Investment to occur.

In the event (a) the aggregate amount of proceeds raised in the PIPE Investment plus (b) the amount of funds in the trust fund established by Parabellum for the benefit of its public stockholders maintained in a trust account at JP Morgan Chase Bank, N.A. in New York, New York with Continental Stock Transfer & Trust Company (after giving effect to the election of an eligible holder of the Parabellum Class A Common Stock (as determined in accordance with Parabellum’s amended and restated certificate of incorporation) to redeem all or a portion of such holder’s shares of Parabellum Class A Common Stock) (the “Parabellum Share Redemption”), will exceed $30,000,000 (net of Outstanding Parabellum Transaction Expenses), then Holdco will, at the Closing, use excess proceeds in an amount not to exceed $10,000,000, for direct secondary purchases of Holdco Ordinary Shares from certain former Company Shareholders (the “Secondary Sale”). The Secondary Sale will be effected pursuant to purchase and sale agreements, between Holdco and such former Company Shareholders, on terms acceptable to EnOcean and Parabellum.

Conditions to Closing

The consummation of the Business Combination is subject to the receipt of the requisite approval of the stockholders of each of Parabellum and EnOcean, and the fulfillment of certain other conditions, as described in greater detail below.

Mutual Conditions

Under the terms of the Business Combination Agreement, the obligations of Holdco, EnOcean, Parabellum and Merger Sub to consummate the Business Combination, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following conditions: (i) the approval by the shareholders of EnOcean of the Business Combination, and certain other matters related to its implementation having been obtained at a physical meeting (Gesellschafterversammlung) of the Company Shareholders to be held in accordance with EnOcean’s Articles of Association and in line with past practice (the “Required Company Shareholders’ Consent”), and remaining in full force and effect; (ii) the approval and adoption by the stockholders of Parabellum of (a) the Business Combination Agreement and the Merger, (b) any other proposals as either the SEC or the NYSE may indicate are necessary, and (c) any other proposals the parties deem necessary to effectuate the Business Combination will have been received by the requisite affirmative vote of the stockholders of Parabellum in accordance with a proxy statement of Parabellum, the Delaware General Corporation Law, the certificate of incorporation and the bylaws of Parabellum and the rules and regulations of the NYSE; (iii)  no governmental authority will have enacted, issued, promulgated, enforced or entered any law, rule, regulation, judgment, decree, executive order or award which is then in effect and has the effect of making the Business Combination illegal or otherwise prohibiting consummation of the Business Combination; (iv) all applicable waiting periods (and any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in respect of the Business Combination will have expired or been terminated; (v) all consents, approvals and authorizations set forth in the Business Combination Agreement will have been obtained from and made with all governmental authorities; (vi) the F-4 Registration Statement will have been declared effective under the Securities Act, no stop order suspending the effectiveness of the Registration Statement will be in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement will have been initiated or threatened by the SEC; (vii) Holdco’s initial listing application with the NYSE, NYSE American stock exchange or Nasdaq stock exchange, as applicable, in connection with the Business Combination will have been conditionally approved, and the Holdco Ordinary Shares and Holdco Warrants to be issued in connection with the Merger and the Holdco Ordinary Shares that will become issuable upon the exercise of the Holdco Warrants will have been approved for listing on the NYSE, NYSE American stock exchange or Nasdaq stock exchange, as applicable, subject to any requirement to have a sufficient number of round lot holders of the Holdco Ordinary Shares and Holdco Warrants; (viii) the Holdco Equity Plan will have been adopted and approved by the Holdco shareholders; (ix) the aggregate cash proceeds received by Parabellum or any of its affiliates from the Trust Account in connection with the Business Combination (after for the avoidance of doubt, giving effect to the Parabellum Share Redemption) and the transactions contemplated in the PIPE Subscription Agreements will be equal to or greater $30,000,000; (x) upon the Closing, and after giving effect to the Parabellum Share Redemption, Parabellum will have net tangible assets of at least $5,000,001 (excluding assets of EnOcean); (xi) the Shareholder Undertaking, the Voting and Shareholder Support Agreement (as defined below), the Sponsor Support Agreement (as defined below), the Registration Rights and Lock-Up Agreement (as defined below) and the PIPE Subscription Agreement (the “Transaction Documents”) will be in full force and effect and will not have been rescinded by the parties thereto; (xii) the Exchange will have occurred; (xiii) immediately following the Closing, the officers and directors of Holdco will be constituted in accordance with the Business Combination Agreement; and (xiv) all parties to the Registration Rights and Lock-Up Agreement will have delivered, or cause to be delivered, to Parabellum, the EnOcean and Holdco, copies of the Registration Rights and Lock-Up Agreement duly executed by all such parties.

Parabellum Conditions to Closing

Additionally, under the terms of the Business Combination Agreement, the obligations of Parabellum to consummate the Business Combination, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of, among other customary closing conditions, the following conditions: (i)  EnOcean Shareholders owning at least 95% of the Company Ordinary Shares will have entered into, and be bound by, the Shareholder Undertaking, and the same will not be revoked, modified, amended, waived or terminated; (ii) no material adverse effect involving EnOcean will have occurred between the date of the Business Combination Agreement and the Closing; and (iii) other than those persons identified as continuing directors, all members of the board of directors of EnOcean will have executed written resignations.

EnOcean Conditions to Closing

Additionally, under the terms of the Business Combination Agreement, the obligations of EnOcean to consummate the Business Combination, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of, among other customary closing conditions, the following conditions: (i) no material adverse effect involving Parabellum will have occurred between the date of the Business Combination Agreement and the Closing; (ii) the transactions contemplated by the Sponsor Support Agreement to occur at or prior to the Closing will have been consummated; and (iv) the Transaction Documents will be in full force and effect and will not have been rescinded by Parabellum.

Termination

The Business Combination Agreement allows the parties to terminate the agreement if certain conditions described in the Business Combination Agreement are satisfied, including if the Merger Effective Time has not occurred by August 13, 2022, the date which is nine months after the date of the Business Combination Agreement (the “Outside Date”). Additionally, under the Business Combination Agreement, (i) Parabellum is allowed to terminate the Business Combination Agreement (a) if the Voting and Shareholder Support Agreement is no longer valid or is otherwise revoked or rescinded at any time, (b) if the Company Shareholders owning at least 95% of the Company Ordinary Shares will not have entered into, and be bound by, the Shareholder Undertaking, as of December 21, 2022, or is, after such time as such Company Shareholders have entered into the and become bound by the Shareholder Undertaking, such Shareholder Undertaking is no longer valid or is revoked or rescinded or such Company Shareholders for any other reason or no longer bound by the Shareholder Undertaking, or (c) if EnOcean fails to deliver the Required Company Shareholders’ Consent within ten days after the date on which the Registration Statement is declare effective, or rescinded, revoked, or no longer valid and (ii)  EnOcean is allowed to terminate the Business Combination Agreement if on or prior to February 28, 2023, Parabellum fails to deliver PIPE Subscription Agreements for an aggregate amount of at least $30,000,000.

Effect of Termination

If the Business Combination Agreement is terminated, the agreement will forthwith become void, and there will be no liability under the Business Combination Agreement on the part of any party to the Business Combination Agreement, except as set forth in the Business Combination Agreement or in the case of termination subsequent to a willful material breach of the Business Combination Agreement by a party thereto.

Shareholder Undertaking

Promptly after the date of the Business Combination Agreement and as a condition to receipt of the Holdco Ordinary Shares, each Company Shareholder will enter into an irrevocable shareholder undertaking (the “Shareholder Undertaking”) in the form attached as Exhibit A to the Business Combination Agreement, by and among Parabellum, EnOcean, and each Company Shareholder, pursuant to which each Company Shareholder agrees (A) to fully support the Business Combination and other transactions contemplated by the Transaction Documents, (B) to execute and deliver to EnOcean a Dutch power of attorney (“POA”) and a German POA, in accordance with the instructions with respect to having such POAs notarized, apostilled, and confirmed, and (C) to contribute his or her shares in EnOcean to Holdco in exchange for Holdco Ordinary Shares and duly execute the German Share Transfer Deed (as defined in the Shareholder Undertaking).

Voting and Shareholder Support Agreement

Parabellum, EnOcean, Holdco and certain Company Shareholders owning at least 95% of the ordinary shares of EnOcean, concurrently with the execution and delivery of the Business Combination Agreement, have entered into a Voting and Shareholder Support Agreement (the “Voting and Shareholder Support Agreement”), pursuant to which such Company Shareholders have agreed, among other things, to vote all of their shares of EnOcean in favor of the Business Combination Agreement and the Business Combination, including the Merger, and to enter into the Shareholder Undertaking promptly upon being requested by EnOcean to do so.

The foregoing description of the Voting and Shareholder Support Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the actual agreement, a copy of which is filed with this Current Report as Exhibit 10.1, and the terms of which are incorporated herein by reference.

Sponsor Support Agreement

Parabellum, Sponsor, Holdco and EnOcean concurrently with the execution and delivery of the Business Combination Agreement, have entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed, among other things, to vote (or execute and return an action by written consent), or cause to be voted at the Parabellum Stockholders’ Meeting (as defined in the Sponsor Support Agreement) (or validly execute and return and cause such consent to be granted with respect to), all of its shares of Parabellum Common Stock in favor of the approval and adoption of the Business Combination Agreement and approval of the Business Combination, including the Merger.

The foregoing description of the Sponsor Support Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the actual agreement, a copy of which is filed with this Current Report as Exhibit 10.2, and the terms of which are incorporated herein by reference.

Amended and Restated Rights and Lock-Up Agreement

Parabellum, Sponsor, certain qualified institutional buyers or accredited investors who are party to that certain Registration and Shareholder Rights Agreement, dated as of September 27, 2021 (the “Original RRA”, the investors, the “Anchor Investors”), Holdco, and certain stockholders of EnOcean (the “Target Holders”, and together with the Sponsor and Anchor Investors, the “Holders”) will be entering into by the Closing, for which it is a condition, an Amended and Restated Registration Rights and Lock-Up Agreement in the form attached as Exhibit D to the Business Combination Agreement (the “Amended and Restated Registration Rights and Lock-Up Agreement”). Pursuant to the terms of the Amended and Restated Registration Rights and Lock-Up Agreement, effective following the Closing, Holdco will be obligated to file a registration statement to register the resale of certain shares of common stock held by the Holders. In addition, pursuant to the terms of the Amended and Restated Registration Rights and Lock-Up Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the Holders following the Closing may demand at any time or from time to time, that Holdco file a registration statement on Form S-1 or Form S-3 to register certain shares of Common Stock held by such Holders. The Amended and Restated Registration Rights and Lock-Up Agreement will also provide the Holders with “piggy-back” registration rights following the Closing, subject to certain requirements and customary conditions.

In addition, subject to certain exceptions, each of the Holders will not Transfer (as such term is defined in the Registration Rights and Lock-Up Agreement), except for in the case of certain customary exceptions, 83.0% of the Holdco Ordinary Shares and any other equity securities convertible into or exercisable or exchange for the Holdco Ordinary Shares (“Lock-Up Shares”) (other than shares obtained through an earn out contemplated by the Transaction or the public market) until the earlier of (i) December 15, 2023, (ii) 180 days after the date of the Closing, or (ii) the date on which, subsequent to the Business Combination, the reported closing price of the Holdco Ordinary Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like occurring after the Closing) for any twenty trading days within any thirty trading day period commencing at least one hundred fifty days after the Closing, or the date on which Holdco completes a liquidation, merger, stock exchange or other similar transaction that results in all of Holdco’s stockholders having the right to exchange their shares of Holdco Ordinary Shares for cash, securities or other property.

Warrant Assumption Agreement

Immediately following the completion of the Holdco-Parabellum Business Combination, Parabellum, Holdco, and the Warrant Agent will enter into a Warrant Assignment, Assumption And Amendment Agreement in substantially the form attached as Exhibit E to the Business Combination Agreement (the “Warrant Assumption Agreement”), pursuant to which Parabellum will assign to Holdco all of Parabellum’s right, title and interest in the Existing Warrant Agreement.

Item 7.01 Regulation FD Disclosure.

On November 14, 2022, Parabellum and EnOcean issued a joint press release announcing the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that Parabellum and EnOcean have prepared for use in connection with the announcement of the Business Combination Agreement.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of Parabellum under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Additional Information and Where to Find It

In connection with the proposed business combinations, Holdco intends to file with the SEC a registration statement on Form F-4, which will include a preliminary proxy statement to be distributed to holders of Parabellum’s common stock in connection with Parabellum’s solicitation of proxies for the vote by Parabellum’s stockholders with respect to the Business Combination and other matters as described in the F-4 Registration Statement and a prospectus relating to the offer of the securities to be issued to Parabellum’s stockholders in connection with the Business Combination. After the F-4 Registration Statement has been filed and declared effective, Parabellum will mail a definitive proxy statement/prospectus, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Parabellum, EnOcean and the Business Combination.

Stockholders may also obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Parabellum Acquisition Corp., 3811 Turtle Creek Blvd., Suite 2125, Dallas, Texas, or by telephone at (972) 591-8349.

Participants in the Solicitation

EnOcean and Parabellum and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Parabellum’s stockholders in respect of the proposed business combinations and related transactions. Information regarding Parabellum’s directors and executive officers is available in its final prospectus filed with the SEC under Rule 424(b)(4) on September 29, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the preliminary and definitive proxy statements/prospectus related to the proposed business combinations and related transactions when it becomes available, and which can be obtained free of charge from the sources indicated above.

Forward-Looking Statements:

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed business combination and other transactions described herein and the expected timing of completion thereof, Parabellum, and Parabellum’s management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies thereto and the future business plans of EnOcean and Parabellum. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report are based on Parabellum’s current expectations and beliefs of the management of Parabellum and/or EnOcean in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on EnOcean and Parabellum as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting EnOcean or Parabellum will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of the F-4 Registration Statement are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the requisite equity holders of Parabellum is not obtained; the ability of Holdco to meet NYSE listing standards; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of the projected financial information with respect to EnOcean; risks related to the rollout of EnOcean’s business and the timing of expected business milestones; the effects of competition on EnOcean’s business; the amount of redemption requests made by Parabellum’s stockholders; the ability of Parabellum or EnOcean to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future; whether EnOcean will have sufficient capital upon the approval of the transactions to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of Parabellum’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of Parabellum’s filings with the SEC, and in Parabellum’s current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this Current Report are made as of the date hereof, based on information available to Parabellum and/or EnOcean as of the date hereof, and Parabellum and/or EnOcean assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1†	Business Combination Agreement, dated as of November 13, 2022, by and among EnOcean Holdings B.V., EnOcean GmbH, Artemis Merger Sub, Inc., and Parabellum Acquisition Corporation

10.1	Voting and Shareholder Support Agreement, dated as of November 13, 2022, by and among Parabellum Acquisition Corp., EnOcean Holdings B.V., EnOcean GmbH and certain shareholders of EnOcean GmbH named therein.

10.2	Sponsor Support Agreement, dated November 13, 2022 by and among Parabellum Acquisition Partners, LLC, Parabellum Acquisition Corp., EnOcean GmbH and EnOcean Holdings B.V.,

99.1	Press Release, dated November 14, 2022

99.2	Investor Presentation, dated November 14, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

10

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2022

By:	/s/ Narbeh Derhacobian
Name:	Narbeh Derhacobian
Title:	Chief Executive Officer and Chairman